Exhibit 10.23

THIRD AMENDMENT TO THE INVESTMENT AGREEMENT

THIS   THIRD   AMENDMENT   is   entered   into   as   of   December   21,   2012(hereinafter   the

“Amendment”)  effective  as  of  July  12,  2012  by  and  between  Abakan  Inc.,  2665  S.  Bayshore

Drive,  Suite  450,  Miami,  Florida  33133  (hereinafter  “Abakan”),  and  MesoCoat,  Inc.,  24112

Rockwell  Drive,  Euclid,  Ohio  44117  USA  (hereinafter  “MesoCoat”),  and  Powdermet,  Inc.,

24112  Rockwell  Drive,  Euclid,  Ohio  44117  USA  (hereinafter  “Powdermet”)  all  of  the  above parties herein collectively referred to as the “Parties” or singularly as a “Party.

WHEREAS:

A.

The  Parties  entered  into  an  Investment  Agreement  on  December  9,  2009  (hereinafter  the

“Agreement”), whereby Abakan is exclusively entitled to acquire a 75% equity interest in

MesoCoat;

B.

The  Parties  desire  to  effect  an  amendment  to  Section  10.2  of  Article  10  Options  to

Purchase  Shares  of  the  Agreement  to  extend  the  term  and  exclusivity  provided  therein for  Abakan  to  exercise  the  75%  Option  that  entitles  Abakan  to  purchase  an  aggregate amount  of  shares  equal  to  a  fully  diluted  seventy  five  percent  (75%)  equity  interest  in

MesoCoat;

C.

The  Parties  acknowledge  that Abakan increased its equity interest  in MesoCoat  to  a  fully diluted  fifty  one  percent  (51%)  interest  on  notice  of exercise  (the  “51%  Option”)  on  July

13, 2011;

D.

The  Parties  acknowledge  that  Abakan  has  provided  notice  to  MesoCoat  of  its  intent  to exercise  the  75%  Option  and  part  payment  against  the  exercise  price  for  the  75%  Option in the amount of  $2,498,902,21 as of the date of this Amendment; and

E.

Section  14.9  of  Article  14  General  of  the  Agreement  provides  that  modification  or amendment to the Agreement may be made if agreed to by the Parties thereto in writing.

NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants,  representations,  warranties  and agreements herein contained, and $1.00 paid by Abakan to each of MesoCoat and Powdermet, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.

Amendment.  The  Parties  hereto  agree  to  amend  the  Agreement  by  deleting  Section  10.2 of Article 10 Options to Purchase Shares in its entirety and to replace it as follows:

“10.2

Grant  of  75% Option.   The  Company hereby grants  an  exclusive  option  to ABK,

effective  after  the  exercise  of  the  51%  Option,  to  purchase  an  additional  amount  of  shares  to increase  ABK’s  shareholding  in  the  Company,  from  a  51%  equity interest,  by an  additional  24%

equity  interest  to  an  aggregate  amount  of  shares  equal  75%  of  the  Total  Number  of  Shares  (the

“75% Option”):

(a)

ABK may,  at its sole discretion, exercise the 75% Option for a period of 24 months after the exercise of the 51% Option;

(b)

The 75% Option shall have an exercise price of $16,000,000; and

Exhibit 10.23

(c)

The  75%  Option  shall  be  exercisable  by  giving  written  notice  (the  “Notice”)  to  the

Company  of  ABK’s  intention  to  exercise  the  75%  Option.    Upon  receipt  of  the

Notice  and  the  exercise  price,  the  Company  shall  cause  the  allotment  and  issuance of that number of shares for which the 75% Option was exercised within 5 business days of receipt of the Notice and the exercise price by the Company.”

2.

Conditions  of  Effectiveness.  This  Amendment  shall  become  effective  when  each  Party

has   received   the   counterparts   of   this   Amendment,   executed   and   delivered   by   the

respective Parties.

3.

Representations and Warranties  of Abakan. In  order to induce MesoCoat and Powdermet to  enter  into  this  Amendment,  Abakan  does  hereby  make  the  following  representations and warranties to MesoCoat and Powdermet:

3.1.

Corporate  Power  and  Authorization.  Abakan  has  the  requisite  corporate  power

and   authority   to   execute,   deliver   and   perform   its   obligations   under   this

Amendment.

3.2.

No  Conflict.  Neither  the  execution  and  delivery  by  Abakan  of  this  Amendment nor  the  consummation  of  the  transactions  contemplated  or  required  hereby  nor compliance  by  Abakan  with  the  terms,  conditions  and  provisions  hereof  will conflict with or result in a breach of any of the terms, conditions or provisions of the  certificate  of  incorporation  or  bylaws  of  Abakan  or  any  law,  regulation,

order,  writ,  injunction  or  decree  of  any court  or  governmental  instrumentality or any  agreement  or  instrument  to  which  Abakan  is  a  party  or  by  which  any  of  its properties is  bound,  or  constitute  a  default  thereunder  or  result  in  the  creation  or imposition of any lien.

3.3

Authorization; Governmental  Approvals.  The execution  and delivery by Abakan of  this  Amendment  and  the  consummation  of  the  transactions  contemplated hereby  (i)  have  been  duly  authorized  by  all  necessary  corporate  action  on  the part  of  Abakan  and  (ii)  do  not  and  will  not  require  any  authorization,  consent,

approval   or   license   from   or    any   registration,    qualification,    designation,

declaration  or  filing  with,  any  court  or  governmental  department,  commission,

board, bureau, agency or instrumentality, domestic or foreign.

3.4.

Valid  and  Binding  Effect.  This  Amendment  has  been  duly  and  validly  executed and  delivered  by  Abakan  and  constitutes  the  legal,  valid  and  binding  obligation of Abakan, enforceable in accordance with its terms.

4.

Representations  and  Warranties  of  MesoCoat  and  the  Powdermet.  In  order  to  induce

Abakan  to  enter  into  this  Amendment,  MesoCoat  and  Powdermet  do  hereby  make  the following representations and warranties to Abakan:

4.1.

Corporate   Power   and   Authorization.   MesoCoat   and   Powdermet   have   the

requisite  corporate  power  and  authority  to  execute,  deliver  and  perform  their obligations under this Amendment.

Exhibit 10.23

4.2.

No  Conflict.  Neither  the  execution  and  delivery  by  MesoCoat  or  Powdermet  of this  Amendment  nor  the  consummation  of  the  transactions  contemplated  or required  hereby  nor  compliance  by  MesoCoat  or  Powdermet  with  the  terms,

conditions and provisions hereof will conflict  with or result in a breach of any of the  terms,  conditions  or  provisions  of  the  certificate  of  incorporation  or  bylaws of  MesoCoat  or  Powdermet  or  any  law,  regulation,  order,  writ,  injunction  or

decree   of   any   court   or   governmental   instrumentality   or   any   agreement   or

instrument to which MesoCoat or Powdermet is a party or by which any of his or its properties is  bound, or  constitute a  default  thereunder  or result in  the creation or imposition of any lien.

4.3.

Authorization;  Governmental  Approvals.  The  execution  and  delivery  MesoCoat and  Powdermet  of  this  Amendment  and  the  consummation  of  the  transactions contemplated  hereby  (i)  have  been  duly  authorized  by  all  necessary  corporate action  on  the  part  of  MesoCoat  and  Powdermet  and  (ii)  do  not  and  will  not require  any  authorization,  consent,  approval  or  license  from  or  any  registration,

qualification,  designation,  declaration  or  filing  with,  any  court  or  governmental department,  commission,  board,  bureau,  agency  or  instrumentality,  domestic  or foreign.

4.4.

Valid  and  Binding  Effect.  This  Amendment  has  been  duly  and  validly  executed and  delivered  by  MesoCoat  and  Powdermet  and  constitutes  the  legal,  valid  and binding obligation of MesoCoat and Powdermet,  enforceable  in accordance with its terms.

5.

Amendment   to   the   Agreement.   The   Agreement   is   hereby,   and   shall   henceforth   be

deemed  to  be,  amended,  modified  and  supplemented  in  accordance  with  the  provisions

hereof,   and  the  respective  rights,   duties  and  obligations   under  the  Agreement   shall

hereafter  be  determined,  exercised  and  enforced  under  the  Agreement,  subject  in  all

respects   to   such   amendments,   modifications,   and   supplements   and   all   terms   and

conditions of this Amendment.

6.

Ratification  of  the  Agreement.  Except  as  expressly  set  forth  in  this  Amendment,  all agreements,  covenants,  undertakings,  provisions,  stipulations,  and  promises  contained  in the Agreement are hereby ratified, readopted, approved, and confirmed and remain in full force and effect.

7.

No  Implied  Waiver.  The  execution,  delivery  and  performance  of  this  Amendment  shall not,  except  as  expressly  provided  herein,  constitute  a  waiver  or  modification  of  any provision  of,  or  operate  as  a  waiver  of  any  right,  power  or  remedy  of  the  Parties  under the  Agreement,  or  prejudice  any  right  or  remedy  that  the  Parties  may  have  or  may  have in  the  future  under  or  in  connection  with the Agreement,  or any instrument  or  agreement referred  to  therein.  The  Parties  acknowledge  and  agree  that  the  representations  and

warranties   contained   in   the   Agreement,   and   in   this   Amendment   shall   survive   the

execution and delivery of this Amendment and the effectiveness hereof.

8.

Multiple  Counterparts.  This  Amendment  may  be  executed  in  several  counterparts,  each of which will be deemed to be an original but all of which will constitute one in the same instrument.  However,  in  enforcing  any  Party's  rights  under  this  Amendment  it  will  be necessary  to  produce  only  one  copy  of  this  Amendment  signed  by  the  Party  to  be charged. A signature sent by legible facsimile shall be deemed an original.

Exhibit 10.23

9.

Governing Law. This Amendment shall be construed in accordance with and governed by the  laws  of  the  State  of  New  York,  without  giving  effect  to  its  choice  of  law  principles.

All  matters  in  difference  between  the  Parties  in  relation  to  this  Agreement  shall  be referred  to arbitration under  the  State  of New York Arbitration Act  by a  single  arbitrator,

if  the  Parties  agree  upon  one,  otherwise  to  three  arbitrators,  one  to  be  appointed  by

Abakan,  one  to  be  appointed  by  MesoCoat  and  a  third  to  be  chosen  by  the  first  two named before they enter upon the business of arbitration. The award and determination of the  arbitrator  or  arbitrators  or  any  two  of  the  three  arbitrators  shall  be  binding  upon  the parties and their respective heirs, executors, administrators and assigns.

IN  WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first set forth above.

Abakan Inc.

/s/ Robert Miller

By: Robert Miller

Chief Executive Officer

MesoCoat, Inc.

/s/ Andrew Sherman

By: Andrew Sherman

President

Powdermet, Inc.

/s/ Andrew Sherman

By: Andrew Sherman

President

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